OMEGA PROTEIN®

Healthy Products for a Healthy World®

Investor Presentation CJS Securities 11th Annual New Ideas Summer Conference August 2011 NEWS EXHIBIT 99.1

Forward Looking Statements

The information presented herein may contain projections, predictions, estimates and other forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of
the Securities Exchange Act of 1934. Forward-looking statements will use words like “may,” “may not,”
“believes,” “do not believe,” “expects,” “do not expect,” “anticipate,” “does not anticipate,” and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will be realized. Important factors that could cause actual results to differ materially from those included in these forward looking statements include: (1) our ability to meet our raw material requirements through our annual menhaden harvest, which is subject to fluctuations due to natural conditions over which we have no control, such as varying fish population, fish oil yields, adverse weather conditions, oil spill impacts and disease; (2) the impact of laws and regulations that may be enacted that may restrict our operations or the sale of products; (3) the impact of worldwide supply and demand relationships on prices for our products;
(4) our expectations regarding demand and pricing for our products proving to be incorrect; (5)
fluctuations in the Company’s quarterly operating results due to the seasonality of our business and our deferral of inventory sales based on worldwide prices for competing products, (6) the impact of the uncertain economic conditions, both in the United States and globally; (7) the effect of the Deepwater
Horizon oil spill on our business, operations and fish catch, both short-term and long-term; (8) the business, operations, potential or prospects for our new Cyvex subsidiary, the dietary supplement market or the human health and wellness segment generally; and (9) the amount, if any, of future reimbursements from the Deepwater Horizon defendants or the GCCF for damages caused by the
Deepwater Horizon oil spill.

Our Business Fuels Healthy Living

Omega Protein
Corporation
Human Nutrition
Ingredients
Animal Nutrition
Ingredients
Plant Nutrition
Ingredients
Nutraceuticals
Functional Foods
Aquaculture Feed
Pet Food
Livestock Feed
Organic
Fruits and Vegetables

Thousand Metric Tons

U.S. Dollar
Jan
Jun
Nov
Apr
Sep
Feb
Jul
Dec
May
Oct
Mar
Aug
Jan
Jun
Nov
Apr
Sep
2004
2005
2006
2007
2008
2009
2010

Thousand Metric Tons

Thousand Metric Tons

OMEGA PROTEIN

World Supply/Demand Imbalance

Global Fish Meal Production
Global Fish Oil Production
Average Fish Meal Prices (FOB from Peru )
Average Fish Oil Prices (FOB from Netherlands)
Global Demand for Seafood
3,000
4,000
5,000
6,000
7,000
8,000
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
0
2,000
4,000
6,000
8,000
10,000
12,000
1994 1996 1998 2000 2002 2004 2006
Global Aquaculture Consumption Total Wild Catch
600
700
800
900
1,000
1,100
1,200
1,300
1,400
1,500
1,600
1994
1996 1998 2000 2002 2004 2006 2008
1994
1996 1998 2000 2002 2004 2006 2008
Fish Meal
---
Fish Oil
---

Focus on research and development
enhance production
improve health benefits of end
products
develop novel new products
Leverage customer relationships
Allocate funds based on return on capital
Expand participation in the value chain
Additional product lines
Increase presence in human nutrition
Access opportunities in new markets
Add new customers in existing markets
Organic Growth
Organic Growth
Acquisitions
Acquisitions
How We Plan to Grow
Leverage existing protein and fatty acid platform to
expand line of nutritional ingredients
Leverage existing protein and fatty acid platform to
expand line of nutritional ingredients

Million U.S. Dollar

CYVEX NUTRITION

OmegaPure.

SMART BALANCE
Fat Free Milk
Omega-3s

GRANOLA FLATS
Almond Crunch

OMEGA PROTEIN

Human Nutrition: Greatest Growth Potential
Nutraceutical  Ingredients
• Diverse product set of
nutritional ingredients
•
Supply the dietary
supplement
and functional
food markets
• Supports good health and
well-being
• Sales today represent a
fraction of the market
U.S. Omega-3
Dietary
Supplement
Sales
End Use Applications
of EPA and DHA Oils
(Metric Tons)
Source: “Global Nutrition Industry.” Nutrition Business Journal. March, 2010.
1995 1997 1999 2001 2003 2005 2007 2009
$40
$1,000
$-
$200
$400
$600
$800
$1,000
Supplements
62%
Functional
Foods
24%
Infant/Clinical
6%
Animal Feed
6%
Pharma
2%

Strong First Half 2011 Performance

•
Net income up 874% (292% excluding settlements)
–
$29 million, $1.45 per diluted share
–
$12 million, $0.58 per diluted share excluding $27 million pretax settlement for claims related to the Gulf oil spill and an insurance settlement
–
Compares to $3.0 million, $0.16 in first half 2010
•
Total revenue increased 47%
–
$101 million compared to revenues of $69 million
–
Composition: 69% fish meal, 23% fish oil, 6% specialty nutraceutical ingredients,
2% fish solubles
–
Increase in fish meal sales volumes and fish oil sales prices
–
Acquisition of Cyvex added $7 million
•
Operating income and margins up
–
$46 million on an 46.1% operating margin
–
$19 million on an 19.3% operating margin excluding $27 million settlements
–
Compares to $6 million with a 8.8% operating margin for first half 2010
•
Strong Balance Sheet: $47 million cash; $33 million total debt

Why OME?
Compelling fundamentals
Growing populations and standards of living
Increased demand for high quality protein
Supply/demand imbalance for fish meal and fish oil
Opportunities for organic growth
Expand products for human nutrition
R&D-driven new product development / enhancements
Production improvements
Focus on acquisitions
Potential to add new product lines
Target new products or markets
Strong balance sheet